MYBRB.BANK Third Quarter 2025 Exhibit 99.1

DISCLOSURES Forward Looking Statements This presentation of Blue Ridge Bankshares, Inc. (the “Company” or “Blue Ridge”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections, and statements of the Company's beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and are typically identified with words such as "may," "could," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "aim," "intend," "plan," or words or phrases of similar meaning. The Company cautions that the forward-looking statements are based largely on its expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements.   The following factors, among others, could cause the Company's financial performance to differ materially from that expressed in such forward-looking statements: (i) the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; (ii) the effects of, and changes in, the macroeconomic environment and financial market conditions, including monetary and fiscal policies, interest rates and inflation; (iii) the impact of, and the ability to comply with, the terms of the January 24, 2024 Consent Order with the OCC, including the heightened capital requirements and other restrictions therein, and other regulatory directives; (iv) the imposition of additional regulatory actions or restrictions for noncompliance with the Consent Order or otherwise; (v) the Company's involvement in, and the outcome of, any litigation, legal proceedings, or enforcement actions that may be instituted against the Company; (vi) reputational risk and potential adverse reactions of the Company's customers, suppliers, employees, or other business partners; (vii) the Company's ability to manage its fintech relationships, including implementing enhanced controls and procedures, complying with the OCC directives and applicable laws and regulations, and managing the wind down of these partnerships; (viii) the quality and composition of the Company's loan and investment portfolios, including changes in the level of the Company's nonperforming assets and charge-offs; (ix) the Company's management of risks inherent in its loan portfolio, the credit quality of its borrowers, and the risk of a prolonged downturn in the real estate market, which could impair the value of the Company's collateral and its ability to sell collateral upon any foreclosure; (x) the ability to maintain adequate liquidity by growing and retaining deposits and secondary funding sources, especially if the Company's or its industry's reputation become damaged; (xi) the ability to maintain capital levels adequate to support the Company's business and to comply with the Consent Order directives; (xii) the ability of the Company to implement cost-saving initiatives and efficiency measures, as well as increase earning assets, in order to yield acceptable levels of profitability; (xiii) the ability to generate sufficient future taxable income for the Company to realize its deferred tax assets, including the net operating loss carryforward; (xiv) the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; (xv) changes in consumer spending and savings habits; (xvi) the willingness of users to substitute competitors' products and services for the Company's products and services; (xvi) the impact of unanticipated outflows of deposits; (xvii) technological and social media changes; (xviii) potential exposure to fraud, negligence, computer theft, and cyber-crime; (xix) adverse developments in the financial industry generally, such as bank failures, responsive measures to mitigate and manage such developments, supervisory and regulatory actions and costs, and related impacts on customer and client behavior; (xx) changing bank regulatory conditions, policies or programs, whether arising as new legislation or regulatory initiatives, that could lead to restrictions on activities of banks generally, or the Bank in particular, more restrictive regulatory capital requirements, increased costs, including deposit insurance premiums, regulation or prohibition of certain income producing activities or changes in the secondary market for loans and other products; (xxi) political developments, including government shutdowns and other significant disruptions and changes in the funding, size, scope and effectiveness of the federal government, its agencies and services; (xxii) the impact of changes in financial services policies, laws, and regulations, including laws, regulations and policies concerning taxes, banking, securities, real estate and insurance, the application thereof by bank regulatory bodies, and the three branches of the federal government; (xxiii) the effect of changes in accounting standards, policies, and practices as may be adopted from time to time; (xxiv) estimates of the fair value and other accounting values, subject to impairment assessments, of certain of the Company's assets and liabilities; (xxv) geopolitical conditions, including acts or threats of terrorism and/or military conflicts, or actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; (xxvi) the economic impact of duties, tariffs, or other barriers or restrictions on trade, any retaliatory counter measures, and the volatility and uncertainty arising therefrom; (xxvii) the occurrence or continuation of widespread health emergencies or pandemics, significant natural disasters, severe weather conditions, floods, and other catastrophic events; and (xxviii) other risks and factors identified in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections and elsewhere in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and in ﬁlings the Company makes from time to time with the U.S. Securities and Exchange Commission ("SEC"). The foregoing factors should not be considered exhaustive and should be read together with other cautionary statements that are included in filings the Company makes from time to time with the SEC. Any one of these risks or factors could have a material adverse impact on the Company's results of operations or financial condition, or cause the Company's actual results, performance or achievements to differ materially from those expressed in, or implied by, forward-looking information and statements contained in this presentation. Moreover, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties that could have an impact on its forward-looking statements. Therefore, the Company cautions not to place undue reliance on its forward-looking information and statements, which speak only as of the date of this presentation. The Company does not undertake to, and will not, update or revise these forward-looking statements after the date hereof, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures The accounting and reporting policies of the Company conform to U.S. generally accepted accounting principles ("GAAP") and prevailing practices in the banking industry. However, management uses certain non-GAAP measures, including tangible assets, tangible common equity, tangible book value per common share, and tangible common equity to tangible total assets to supplement the evaluation of the Company's financial condition and performance. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the financial condition and capital position of the Company's business. These non-GAAP disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of GAAP to non-GAAP measures are included at the end of this presentation.

YOUR PARTNER IN MOVING FORWARD Largest community bank headquartered in Richmond, Virginia Operates 27 branches and 2 LPOs in attractive Virginia and North Carolina markets Listed on the NYSE in January 2020 (NYSE American: BRBS) 5th largest publicly traded community bank in Virginia(2) Top 5 Virginia market share for community bank deposits(2) Top 3 Richmond market share for community bank deposits(2) Virginia named top five Best State for Business for the last five years(3) 29 Locations Founded in 1893 $407mm Market Cap(1) Strategically positioned in the attractive markets Richmond Charlottesville Hampton Roads Company Highlights 42 46 126 88 186 70 Total Assets: $2.5B Total Loans: $1.9B Total Deposits: $2.0B TCE / TA: 14.2% ROAA(4) 0.88% NIM(4) 3.60% Source: S&P Global Market Intelligence and company filings. As of 11/03/2025. Per S&P Global Market Intelligence; excludes larger money center and regional banks with substantial deposit franchises outside of Virginia. CNBC’s annual state competitiveness ranking. For the quarter ended 9/30/2025. Richmond Hampton Roads Charlottesville Harrisonburg Greensboro Fredericksburg Winchester Martinsville Financial Highlights as of Q3 2025 = LPO Legend

Key Leadership Recent Additions G. William Beale President & CEO Dean Brown Senior Operations & Technology Officer Ray Knott Commercial Banking Executive Judy C. Gavant Chief Financial Officer Harry Golliday Chief Credit Officer Grew customer deposits and fully exited fintech deposit channel Selectively reduced out-of-market loans and transactional lending relationships ($84 million reduction in 2025) Strengthened asset quality and returned to core profitability Our Recent Transformation 42 46 126 88 186 70 De-risked the Balance Sheet and Risk Profile… … While Improving Operating Leverage & Returning To Profitability Reduced Problem Assets Exited Fintech Deposits Building Operating Leverage Return to Profitability Source: S&P Global Market Intelligence and company filings. 2024Q3 – 2025Q3 May 2023 Aug. 2023 Jan. 2024 Sept. 2024 2.6% 1.2% NPAs/Assets NPAs ($M) $ in billions

Value Proposition Successfully De-Risked Business Model 1 Resilient and Granular Deposit Base 2 Located in Highly Attractive Virginia Markets 3 Expanding Operating Leverage and Growing Earnings Power 4 42 46 126 88 186 70

Fully exited fintech Banking-as-a-Service (“BaaS”) deposit channel in 12 months Active BaaS sub-partners reduced from 45 to 0 Immediately began reducing problem assets NPAs have decreased 65% from 2023Q3 to 2025Q3 Raised $152 million, net, common equity capital to support regulatory remediation efforts Made significant new hires to support regulatory remediation efforts Hired new Chief Risk Officer, Chief Compliance Officer and Bank Secrecy Act (BSA) Officer Management Successfully De-Risked the Company Source: S&P Global Market Intelligence and company filings. Denotes the first quarter reported after G. William Beale became CEO of Blue Ridge Bankshares. Represents bank-level regulatory data. 42 46 126 88 186 70 Historical Fintech Deposits | $ in Millions Historical NPAs and ACL | $ in Millions (1) TCE / TA CET1 Ratio(2) (1) (1) (1)

Fundamentally Attractive Deposit Franchise Deposit Mix Trend | $ in Millions Cost of Deposits vs. Peers(1) 94 bps 70 bps Granular Deposit Base Has Remained Resilient Source: S&P Global Market Intelligence; Company Filings. Peers include banks headquartered in VA, MD, and NC with total assets between $1B and $4B. Denotes the first quarter reported after G. William Beale became CEO of Blue Ridge Bankshares. 42 46 126 88 186 70 “Sticky” relationships have remained through a difficult operating environment for the Company Noninterest bearing deposits % has continued to remain stable Total deposit costs are trending closer to peers and compare favorably ex. wholesale funding Aggressively exited fintech deposits and steadily paying down wholesale deposits (2) $2,776 $2,566 $2,466 $2,326 $2,346 $2,179 $2,129 $2,010 $1,951 2025Q3 Deposit Mix | $ in Millions $1.95B Total Deposits $720 $408 $551 91 96 173 $268 217 121 68 $5 127 127 127

$6,081 $2,204 $1,473 $1,366 $841 42 46 126 88 186 70 BRBS (29) North Central VA $702M Total dep Eastern VA $327M Total dep Hampton Roads $33M Total dep Richmond(1) $841M Total dep Martinsville Top 3 Community Bank in Richmond MSA(3) BRBS holds top 10 market share in 18/20 counties served Located in Highly Attractive Virginia Markets Source: S&P Global Market Intelligence. FDIC data as of 6/30/2025. Henrico County and the Richmond MSA include BRBS brokered deposits. Peers include banks headquartered in VA, MD, and NC with total assets between $1B and $4B. Excludes BAC, WFC, TFC, AUB, and TOWN. Blue Ridge Branch Footprint Uniquely Scalable Franchise in Richmond, VA(2) Significant Dislocation Opportunity from Recent Local M&A Strong Market Share in Geographies Served (1) = LPO Legend

Noninterest Expense / Average Assets -38 bps Since 2024Q3 Source: S&P Global Market Intelligence and company filings. Includes the impact of $3.0 million in loan fee income recognized upon the payoff of a previously criticized out-of-market loan. Expanding Operating Leverage and Core Earnings Power Continuing to reduce noninterest expense and normalize headcount Target noninterest expense level of 2.5% of assets over the next eight quarters to align with peer levels Robust loan pipeline of $200 million at 9/30/25, with room for future expansion Recently hired four lenders in high focus growth markets Growth markets include Richmond, Charlottesville and Hampton Roads (1) NIM Expansion (ex. brokered) Fee income had a 49 bp impact on NIM in 2025Q3 and an 8 bp impact in 2025Q2

Loan Portfolio Summary Source: Company filings Includes the impact of $3.0 million in loan fee income recognized upon the payoff of a previously criticized out-of-market loan. Loan Portfolio Commentary Of the 1-4 Residential portfolio, 19% is investor 2025 loan reduction reflects $84 million out-of-market, transactional loans, including the Bank’s single largest relationship exposure Loan pipeline at 2025Q3 was in excess of $200 million, primarily C&I and CRE Originations have steadily grown throughout 2025, reflecting increasing production from enhanced commercial team and future earnings power 2025Q3 Loan Mix (HFI) $1.91B Total Loans Loan Originations | $ in Millions Fee income had a 62 bp impact on total loan yields in 2025Q3

Strategic Priorities Drive Operational Efficiency Align products and fee structures with market competitors streamlining product offerings and increasing fee income Optimize workforce by right-sizing workforce and upskilling talent Drive enterprise risk management into processes and practices Reduce heightened fee expenses with the completion of regulatory remediation efforts Remediate the Regulatory Order Work alongside the Office of the Comptroller of the Currency to validate outstanding items Grow the Core Banking Business Add and/or upgrade Relationship Managers in high potential markets Upgrade digital capabilities enhancing the customer experience and access Launch refreshed marketing campaign with focus on digital channels Implement consultative sales training through branch footprint Rationalize non-core business lines

Additional Financial Information

Profitability Summary Source: S&P Global Market Intelligence. Net Interest Margin (%) Noninterest Expense / Average Assets (%) Return on Average Assets (%) Return on Average Equity (%) 121.4% 116.9% 104.0% 95.3% 77.8% Efficiency Ratio

Source: Company filings Well-capitalized minimum ratios as defined by Prompt Corrective Action: Tier 1 Leverage ratio of 5.0%, CET1 ratio of 6.5%, Tier 1 ratio of 8.0%, and Total Capital ratio of 10.0%. See the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2025 for information regarding enhanced capital requirements applicable to the Bank. Strong Capital Position Allocate capital to optimize shareholder returns in accordance with the Strategic Plan Maintain capital ratios set forth in the Bank’s regulatory order – Leverage of 10% and Total Risk-based of 13% Beyond the regulatory order, maintain designation as a “well capitalized” institution and ensure capital levels are commensurate with the Company’s risk profile On June 1, 2025, the Company completed the $15.0 million full redemption of the 2030 Subordinated Note On July 15, 2025, the Company completed $10.0 million partial redemption of the 2029 Subordinated Notes On October 27, 2025, the Company announced a special dividend of $0.25 per common share payable on November 21, 2025, to holders of record as of November 7, 2025 Issued and outstanding warrants at 9/30/2025 totaled ~27.6 million, with an exercise price of $2.50 and expiration dates through June 2029 Capital Management Priorities Recent Actions Capital ratios – Blue Ridge Bank(1) (9/30/2025) Capital ratios – Blue Ridge Bankshares (9/30/2025)

Total CRE Portfolio (9/30/2025) Commercial Real Estate (“CRE”) Portfolio CRE by Class | $ in Millions Source: Company filings Total Outstandings % of Portfolio Owner occupied $191.9 23.5% Non-owner occupied $626.2 76.5% Hospitality $147.0 18.0% Multi-family $172.3 21.1% Retail $98.2 12.0% Office $64.7 7.9% Mixed use $51.7 6.3% Waterhouse and industrial $36.9 4.5% Other $55.3 6.8% Total CRE $818.1 100.0% $818 Million Total CRE 77% Non-owner occupied

Deposit Composition Summary Source: Company filings Deposit Composition Highlights Brokered funding was utilized to fund exit of fintech deposits… …but is becoming an increasingly smaller part of funding and declining (brokered deposits represent 14% of the portfolio at 2025Q3) Stable deposit franchise is underpinned by $408 million in noninterest bearing demand balances, representing 21% of the total composition at 9/30/2025 $1.95B Total Deposits 2025Q3 Deposit Mix Deposit Trends Over Time | $ in Millions $2,346 $2,179 $2,010 $2,129 $1,951

Asset Quality Summary Source: Company filings. ACL / NPAs (%) NPAs / Assets (%) NCOs / Avg. Loans (%) ACL / Loans HFI (%)